UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 5, 2012

LEUCADIA NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK	10010
(Address of principal executive offices)	(Zip Code)

(212) 460-1900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K provides the revised financial information described below such that the information will be incorporated by reference in future or current registration statements of Leucadia National Corporation (“the Company”).

Item 8.01.       Other Events.

As previously reported in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2012, in the third quarter of 2012, the Company entered into an agreement to sell Keen Energy Services, LLC (“Keen”), and reflected Keen as a discontinued operation.  The sale closed in October 2012.  In addition, effective January 1, 2012, the Company adopted new accounting guidance on the presentation of comprehensive income.  This new accounting guidance eliminated the previous option to report other comprehensive income and its components in the statement of changes in equity; instead, it requires the presentation of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  This new accounting guidance was applied retrospectively.  Adoption of this new accounting guidance changed the presentation of the Company’s consolidated financial statements but did not have any impact on its consolidated financial position, results of operations or cash flows.

The exhibits attached below in this Form 8-K have been provided to reflect changes attributable to the two items discussed above on the Company’s historical financial information and disclosures included in the following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 10-K”), which was filed with the Securities and Exchange Commission (“SEC”) on February 27, 2012:

Part I, Item 1. Business: Financial Information about Segments;

Part II, Item 6. Selected Financial Data;

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk; and

Part II, Item 8. Financial Statements and Supplementary Data.

Accordingly, these revised sections include only those changes necessary to reflect Keen as a discontinued operation and the adoption of the new accounting guidance on the presentation of comprehensive income.  The information in the exhibits attached hereto does not reflect any other events or developments that have occurred subsequent to February 27, 2012.  Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2011 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management.  More current information is included in the Company’s quarterly report on Form 10-Q for the period ended September 30, 2012 and other filings with the SEC.  This Current Report on Form 8-K should be read in conjunction with the 2011 10-K and such quarterly report on Form 10-Q and other filings.

Item 9.01.       Financial Statements and Exhibits.

Exhibits

23.1        Consent of Independent Registered Public Accounting Firm

99.1	Financial Information about Segments

99.2	Selected Financial Data

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Quantitative and Qualitative Disclosures about Market Risk

99.5	Financial Statements and Supplementary Data, including the Report of Independent Registered Public Accounting Firm

101
Financial statements from this Current Report on Form 8-K of Leucadia National Corporation for the year ended December 31, 2011, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income (Loss), (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Changes in Equity, (vi) the Notes to Consolidated Financial Statements and (vii) Financial Statement Schedule II - Valuation and Qualifying Accounts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEUCADIA NATIONAL CORPORATION

Date: December 5, 2012	By:	/s/ Joseph A. Orlando
Name: Joseph A. Orlando
Title: Vice President

EXHIBIT INDEX

23.1        Consent of Independent Registered Public Accounting Firm

99.1	Financial Information about Segments

99.2	Selected Financial Data

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Quantitative and Qualitative Disclosures about Market Risk

99.5	Financial Statements and Supplementary Data, including the Report of Independent Registered Public Accounting Firm

101
Financial statements from this Current Report on Form 8-K of Leucadia National Corporation for the year ended December 31, 2011, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income (Loss), (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Changes in Equity, (vi) the Notes to Consolidated Financial Statements and (vii) Financial Statement Schedule II - Valuation and Qualifying Accounts.